                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aceto Corporation, a New York corporation (the "Company"), on Form 10-K for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Roth, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (3) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

        (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






Douglas Roth
Chief Financial Officer
September 27, 2002

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

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACETO CORPORATION
(Company)

By   /s/ Leonard S. Schwartz                      /s/ Douglas Roth
     -----------------------                      -------------------
     Leonard S. Schwartz                          Douglas Roth
     Chairman, President                          Secretary/Treasurer and
     and Chief Executive Officer                  Chief Financial Officer


Date:   September 27, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated.

Signatures                                  Title                        Date
----------                                  -----                        ----

/s/ Leonard S. Schwartz       Chairman, President and                   9-27-02
-----------------------       Chief Executive Officer
Leonard S. Schwartz

/s/ Stanley Fischer           Director                                  9-27-02
-----------------------
Stanley Fischer

/s/ Samuel I. Hendler         Director                                  9-27-02
-----------------------
Samuel I. Hendler

/s/ Robert Wiesen             Director                                  9-27-02
-----------------------
Robert Wiesen

/s/ John H. Schlesinger       Director                                  9-27-02
-----------------------
John H. Schlesinger

/s/ Albert L. Eilender        Director                                  9-27-02
-----------------------
Albert L. Eilender

/s/ Hans-Peter Schaer         Director                                  9-27-02
-----------------------
Hans-Peter Schaer

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                      CHIEF EXECUTIVE OFFICER CERTIFICATION


I, Leonard S. Schwartz, Chairman, President and Chief Executive Officer of Aceto Corporation, certify that:

        1. I have reviewed this Annual Report on Form 10-K of Aceto Corporation (the "Registrant");

        2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

        3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Annual Report;

        4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

        b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date"); and

        c) presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

        6. The Registrant's other certifying officers and I have indicated in this Annual Report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        Dated: September 27, 2002

        /s/ Leonard S. Schwartz
        -----------------------
        Chairman, President and Chief Executive Officer
        (Principal Executive Officer)

                      CHIEF FINANCIAL OFFICER CERTIFICATION

I, Douglas Roth, Chief Financial Officer of Aceto Corporation, certify that:

        1. I have reviewed this Annual Report on Form 10-K of Aceto Corporation (the "Registrant");

        2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

        3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Annual Report;

        4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

        b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date"); and

        c) presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

        6. The Registrant's other certifying officers and I have indicated in this Annual Report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        Dated: September 27, 2002

        /s/ Douglas Roth
        -----------------------------
        Chief Financial Officer
        (Principal Financial Officer)

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